Exhibit 10.17.4

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of March 31, 2017, but is effective as of March 1, 2017, by and among (a) QUANTERIX CORPORATION, a Delaware corporation (“Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively referred to as “Lender”), and (c) HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.), a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, “Agent”).

WHEREAS, Borrower, Lender and Agent are parties to a certain Loan and Security Agreement dated as of April 14, 2014, as amended by a certain Amendment No. 1 to Loan and Security Agreement dated as of March 4, 2015, among Borrower, Lender and Agent, and as further amended by a certain Amendment No. 2 to Loan and Security Agreement dated as of January 29, 2016, among Borrower, Lender and Agent (as amended, and as the same may from time to time be further amended, supplemented, restated, amended and restated or otherwise modified form time to time in accordance with its terms, the “Loan Agreement”); and

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower, Lender and Agent desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.                                      Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended as follows:

(a)                                             The Loan Agreement shall be amended by (i) deleting the word “and” appearing at the end of Recital C, (ii) deleting the “.” appearing at the end of Recital D and inserting in lieu thereof “;”, and (iii) inserting the following new provisions to appear as Recitals E, F, G and H thereof:

“                                          E.                                     Borrower has requested Lender to make available to Borrower one term loan (the “2017 Term Loan Advance”) in an aggregate principal amount of up to Five Million Dollars ($5,000,000);

F.                                      Lender is willing to make the 2017 Term Loan Advance on the terms and conditions set forth in this Agreement;

“                                          G.                                    Borrower has requested Lender to make available to Borrower one term loan (the “Optional Term Loan Advance”) in an aggregate principal amount of up to Five Million Dollars ($5,000,000); and

H.                                   Upon Borrower’s request, Lender may, in its sole and absolute discretion, make or not make the Optional Term Loan Advance on the terms and conditions set forth in this Agreement.”

(b)                                             The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 1.1 (Definitions and Rules of Construction) thereof:

“                                          “2017 Draw Period” means the period commencing the day after the Third Amendment Closing Date and ending on the earlier to occur of (i) February 28, 2018, and (ii) an Event of Default.”

“                                          “2017 End of Term Charge” means a charge equal to four percent (4%) of the aggregate original principal amount of the 2017 Term Loan Advance extended by Lender.”

“                                          “2017 Term Loan Advance” is defined in Recital E hereof.”

“                                          “Optional Term Loan Advance” is defined in Recital G hereof.”

“                                          “Optional Term Loan Draw Period” means the period commencing the day after the 2017 Term Loan Advance is made and ending on the earlier to occur of (i) the Third Amendment Amortization Date, and (ii) an Event of Default.”

“                                          “Optional Term Loan End of Term Charge” means a charge equal to four percent (4%) of the aggregate original principal amount of the Optional Term Loan Advance extended by Lender.”

“                                          “Third Amendment Amortization Date” means March 1, 2018; provided, however, that if the Third Amendment Milestone Event occurs on or prior to February 28, 2018, the Third Amendment Amortization Date shall be September 3, 2018.”

“                                          “Third Amendment Closing Date” is March 31, 2017.”

“                                          “Third Amendment Milestone Event” shall mean that (a) no Event of Default shall have occurred, and (b) Agent shall have confirmed, in its sole and absolute discretion, on or prior to February 28, 2018, that Borrower has achieved with respect to any nine (9) calendar month period commencing on or after April 1, 2017 [date that is the first day of the calendar month following the Third Amendment Closing Date] and ending on or prior to February 28, 2018, aggregate net revenue, determined in accordance with GAAP, of greater than or equal to Fifteen Million Dollars ($15,000,000.00).”

(c)                                  The following definitions appearing in Section 1.1 thereof are amended in their entirety and replaced with the following:

“                                          “Advance(s)” means a Term Loan Advance, a 2016 Term Loan Advance, the 2017 Term Loan Advance and/or the Optional Term Loan Advance, as applicable.”

“                                          “Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance, a 2016 Term Loan Advance, the 2017 Term Loan Advance and/or the Optional Term Loan Advance in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.”

“                                          “Term Loan Maturity Date” means March 1, 2019.”

(d)                                 The second sentence set forth in Section 2.1(d) (Payment) is amended in its entirety and replaced with the following:

“Commencing (i) on the Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, through and including the month ending February 28, 2017, Borrower shall repay the aggregate principal balance of Term Loan Advances that are outstanding on the day immediately preceding the Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months, and (ii) on the Third Amendment Amortization Date and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the aggregate principal balance of the Term Loan

Advances that are outstanding on the day immediately preceding the Third Amendment Amortization Date, in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months.”

(e)                                  The second sentence set forth in Section 2.1.1(d) (Payment) is amended in its entirety and replaced with the following:

“Commencing (i) on the 2016 Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, through and including the month ending February 28, 2017, Borrower shall repay the aggregate principal balance of the 2016 Term Loan Advances that are outstanding on the day immediately preceding the 2016 Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months, and (ii) on the Third Amendment Amortization Date and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the aggregate principal balance of the 2016 Term Loan Advances that are outstanding on the day immediately preceding the Third Amendment Amortization Date, in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months.”

(f)                                               The Loan Agreement is amended by inserting the following new provision to appear as Section 2.1.1.1 (2017 Term Loan) thereof:

“                                          2.1.1.1           2017 Term Loan.

(a)                                 Advances.  Subject to the terms and conditions of this Agreement, during the 2017 Draw Period, Borrower may request, and Lender, severally (and not jointly), shall make, in an amount not to exceed its respective Term Commitment, one (1) 2017 Term Loan Advance in a principal amount equal to Five Million Dollars ($5,000,000).  Proceeds of any Advance shall be deposited into an account that is subject to a perfected security interest in favor of Agent perfected by a control agreement.

(b)                                 Advance Request.  To obtain the 2017 Term Loan Advance, Borrower shall complete, sign and deliver to Agent an Advance Request (at least five (5) Business Days before the Advance Date).  Lender shall fund the 2017 Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such 2017 Term Loan Advance contained in Section 4 is satisfied as of the requested Advance Date.

(c)                                  Interest.  The principal balance of the 2017 Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed.  The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d)                                 Payment.  Borrower will pay interest on the 2017 Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date.  Commencing on the Third Amendment Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the aggregate principal balance of the 2017 Term Loan Advance that is outstanding on the day immediately preceding the Third Amendment Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months.  After any change in the effective rate hereunder, Agent shall recalculate future payments of principal and interest to fully amortize the outstanding principal amount over the remaining scheduled monthly payments hereunder prior to the Term Loan Maturity Date.  The entire principal balance of the 2017 Term Loan Advance and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the 2017 Term Loan Advance, shall be due and payable on the Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense.  Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under the 2017 Term Loan Advance.  Once repaid, the 2017 Term Loan Advance or any portion thereof may not be reborrowed.”

(g)                                              The Loan Agreement is amended by inserting the following new provision to appear as Section 2.1.1.1.1 (Optional Term Loan) thereof:

“                                          2.1.1.1.1 Optional Term Loan.

(a)                                 Advances.  Subject to the terms and conditions of this Agreement, during the Optional Term Loan Draw Period, Borrower may request, and Lender, severally (and not jointly) may, in its sole and absolute discretion, make (or not make), in an amount not to exceed its respective Term Commitment, one (1) Optional Term Loan Advance in a principal amount equal to Five Million Dollars ($5,000,000).  Proceeds of any Advance shall be deposited into an account that is subject to a perfected security interest in favor of Agent perfected by a control agreement.

(b)                                 Advance Request.  To obtain the Optional Term Loan Advance, Borrower shall complete, sign and deliver to Agent an Advance Request (at least thirty (30) days before the Advance Date).  If, in its sole and absolute discretion, it elects to do so, Lender shall fund the Optional Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Optional Term Loan Advance contained in Section 4 is satisfied as of the requested Advance Date.

(c)                                  Interest.  The principal balance of the Optional Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed.  The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d)                                 Payment.  Borrower will pay interest on the Optional Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date.  Commencing on the Third Amendment Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, Borrower shall repay the aggregate principal balance of the Optional Term Loan Advance that is outstanding on the day immediately preceding the Third Amendment Amortization Date, in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-seven (27) months.  After any change in the effective rate hereunder, Agent shall recalculate future payments of principal and interest to fully amortize the outstanding principal amount over the remaining scheduled monthly payments hereunder prior to the Term Loan Maturity Date.  The entire principal balance of the Optional Term Loan Advance and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Optional Term Loan Advance, shall be due and payable on the Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense.  Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under the Optional Term Loan Advance.  Once repaid, the Optional Term Loan Advance or any portion thereof may not be reborrowed.”

(h)                                             The last two sentences set forth in Section 2.3 (Default Interest) are amended in their entirety and replaced with the following:

“In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.1(c), Section 2.1.1(c), Section 2.1.1.1(c) or Section 2.1.1.1.1(c), as applicable, plus three and one half of one percent (3.5%) per annum.  In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1(c), Section 2.1.1(c), Section 2.1.1.1(c) or Section 2.1.1.1.1(c), as applicable.”

(i) Section 2.4 (Prepayment) is amended in its entirety and replaced with the following:

“                                          2.4                               Prepayment.  At its option upon at least seven (7) Business Days prior notice to Agent, Borrower may prepay all, or any portion, of the outstanding Advances by paying the entire principal balance or a portion thereof, all accrued and unpaid interest on the portion prepaid, all unpaid Agent’s and Lender’s fees and expenses accrued to the date of the repayment (including the End of Term Charge, the 2016 End of Term Charge, the 2017 End of Term Charge and the Optional Term Loan End of Term Charge), together with a prepayment charge on the portion prepaid equal to the following percentage of the Advance amount being prepaid: if such Advance amounts are prepaid on or prior to July 1, 2018, two percent (2.00%); and if any such Advance amounts are prepaid after July 1, 2018, zero percent (0.00%) (each, a “Prepayment Charge”).  Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances.  Upon the occurrence of a Change in Control, Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and all unpaid Agent’s and Lender’s fees and expenses accrued to the date of the repayment (including the End of Term Charge, the 2016 End of Term Charge, the 2017 End of Term Charge and the Optional Term Loan End of Term Charge) together with the applicable Prepayment Charge.”

(j)                                                Section 2.5 (End of Term Charge) is amended in its entirety and replaced with the following:

“                                          2.5                               End of Term Charge.  (a) On the earliest to occur of (i) February 1, 2018, (ii) the date that Borrower prepays the outstanding Secured Obligations relating to the Term Loan Advances, or (iii) the date that the Secured Obligations relating to the Term Loan Advances become due and payable, Borrower shall pay Lender the End of Term Charge (provided that notwithstanding the required payment date of the End of Term Charge, it shall be deemed earned by Lender as of the Closing Date), (b) on the earliest to occur of (i) February 1, 2018, (ii) the date that Borrower prepays the outstanding Secured Obligations relating to the 2016 Term Loan Advances, or (iii) the date that the Secured Obligations relating to the 2016 Term Loan Advances become due and payable, Borrower shall pay Lender the 2016 End of Term Charge (provided that notwithstanding the required payment date of the 2016 End of Term Charge, it shall be deemed earned by Lender as of the 2016 Closing Date), (c) on the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations relating to the 2017 Term Loan Advance, or (iii) the date that the Secured Obligations relating to the 2017 Term Loan Advance become due and payable, Borrower shall pay Lender the 2017 End of Term Charge (provided that notwithstanding the required payment date of the 2017 End of Term Charge, it shall be deemed earned by Lender as of the Third Amendment Closing Date), and (d) on the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations relating to the Optional Term Loan Advance, or (iii) the date that the Secured

Obligations relating to the Optional Term Loan Advance become due and payable, Borrower shall pay Lender the Optional Term Loan End of Term Charge (provided that notwithstanding the required payment date of the Optional Term Loan End of Term Charge, it shall be deemed earned by Lender as of the Third Amendment Closing Date).”

(k)                                             Section 2.7 (Pro Rata Treatment) is amended in its entirety and replaced with the following:

“                                          2.7                               Pro Rata Treatment.  Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances, the 2016 Term Loan Advances, the 2017 Term Loan Advance and/or the Optional Term Loan Advance, as applicable, shall be made pro rata according to the Term Commitments of the relevant Lender.”

(l) Section 4.2 (All Advances) is amended by deleting subsection (a) in its entirety and replacing it with the following:

“                                          (a)                                 Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.1(b), Section 2.1.1(b), Section 2.1.1.1(b) or Section 2.1.1.1.1(b), as applicable, duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.”

(m)                                         Schedule 1.1 (Commitments) is amended in its entirety and replaced with the Schedule 1.1 appearing as Exhibit A attached hereto.

(n)                                             Exhbit F (Compliance Certificate) is amended in its entirety and replaced with the Compliance Certificate appearing as Exhibit B hereto.

3.                                      Conditions to Effectiveness.  Agent, Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Agent:

(a)                                 Agent shall have received a fully-executed counterpart of this Amendment signed by Borrower, and such other documents, agreements and certificates required by Agent in connection with this Amendment, each in form and substance satisfactory to Agent;

(b)                                 Borrower shall have paid to Agent, for the account of Lender, a non-refundable facility fee in the amount of Fifty Thousand Dollars ($50,000.00), which fee shall be fully earned as of the date hereof; and

(c)                                  Agent shall have received payment for all fees and expenses incurred by Agent and Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses.

4.                                      Representations and Warranties.  The Borrower hereby represents and warrants to Agent and Lender as follows:

(a)                                 Representations and Warranties in the Agreement.  The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)                                 Authority, Etc.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate authority of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower.  With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)                                  Enforceability of Obligations.  This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                                 No Default.  Before and after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

(e)                                  Event of Default.  By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

5.                                      Reaffirmations.  Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.  Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of Agent or Lender under the Loan Agreement and the other Loan Documents.  Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents.  The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.

6.                                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

7.                                      Miscellaneous.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b)                                 The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(c)                                  This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)                                 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(e)                                  The provisions of Section 11 of the Loan Agreement, not otherwise addressed in this Amendment, shall be deemed incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

QUANTERIX CORPORATION

	Signature:	/s/ Ernie Orticerio
	Print Name:	Ernie Orticerio
	Title:	VP & CFO

Accepted in Palo Alto, California:
AGENT:

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel

LENDER:

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2014-1

By: HERCULES CAPITAL, INC., its servicer

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel

EXHIBIT A

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT (Term Loan Advances)
HERCULES CAPITAL FUNDING TRUST 2014-1	$10,000,000
TOTAL COMMITMENTS	$10,000,000

LENDER	TERM COMMITMENT (2016 Term Loan Advances)
HERCULES CAPITAL, INC.	$5,000,000
TOTAL COMMITMENTS	$5,000,000

LENDER	TERM COMMITMENT (2017 Term Loan Advance)
HERCULES CAPITAL, INC.	$5,000,000
TOTAL COMMITMENTS	$5,000,000

LENDER	TERM COMMITMENT (Optional Term Loan Advance)
HERCULES CAPITAL, INC.	$5,000,000
TOTAL COMMITMENTS	$5,000,000

EXHIBIT B

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated April 14, 2014 and all ancillary documents entered into in connection with such Loan and Security Agreement all as may be amended from time to time, (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Quanterix Corporation (the “Borrower”).  All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Borrower, knowledgeable of all Borrower financial matters, and is authorized to provide certification of information regarding the Borrower; hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Borrower is in compliance for the period ending             of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days	☐

Interim Financial Statements	Quarterly within 45 days	☐

Audited Financial Statements	FYE within 180 days	☐

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary/Affiliate, as applicable.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUBSIDIARY AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

Very Truly Yours,

QUANTERIX CORPORATION

By:
Name:
Its: